SECURITIES AND EXCHANGE COMMISSION
                       	Washington, D.C. 20549



                               	FORM 8-K

          	Current Report Pursuant to Section 13 or 15(d) of
                  	The Securities Exchange Act of 1934



          	Date of Report (Date of earliest event reported):
                          	December 7, 1999



                           	THE PITTSTON COMPANY
         	(Exact Name of registrant as specified in its charter)





    Virginia                  1-9148            54-1317776
 (State or other           (Commission	      (I.R.S. Employer
  jurisdiction		           File Number)	     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA							                           23058-4229
(Address of principal					                      (Zip Code)
executive offices)



                         	(804)553-3600
       	(Registrant's telephone number, including area code)

Item 5.  Other Events

Michael T. Dan, Chairman, President and Chief Executive
Officer of the Registrant, and Robert T. Ritter, Chief Financial Officer of the Registrant, met with members of the investment community today to discuss the Registrant's announcement yesterday of its intent to focus on business and security services, to exit the coal business and to eliminate its tracking
stock structure.   Messrs. Dan and Ritter delivered a presentation
at the meeting substantially in the form attached as an exhibit to this report and incorporated herein by reference.


                            	EXHIBITS

99(a)	Investment Community Meeting presentation.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE PITTSTON COMPANY
                                        (Registrant)



                                     By /s/ Frank T. Lennon
                                        Vice President - Human Resources
                                        and Administration


Dated: December 7, 1999

                              	EXHIBITS



Exhibit	    	Description

99(a)		      Investment Community Meeting presentation.